UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

June 3, 2004

Date of Report (date of earliest event reported)

Sigma Designs, Inc.

(Exact name of Registrant as specified in its charter)

California	000-15116	94-2848099
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 California Circle

Milpitas, California 95035

(Address of principal executive offices)

Registrant's telephone number, including area code: (408) 262-9003

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events

      On June 3, 2004, Sigma Designs, Inc. issued a press release (the "Press Release") announcing that its Board of Directors approved the adoption of a Shareholder Rights Plan.

      The Press Release is attached as Exhibit 99.1 to this Report on Form 8-K and is incorporated by reference herein. The foregoing summary of the Press Release is qualified in its entirety by reference to the Press Release

Item 7. Financial Statements and Exhibits

      (c) Exhibits

Exhibit Number	Description
99.1	Press Release of Sigma Designs, Inc., dated as of June 3, 2004, entitled "Sigma Designs, Inc. Adopts Shareholder Rights Plan."

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Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2004	SIGMA DESIGNS, INC.

/s/ Kit Tsui Kit Tsui Chief Financial Officer and Secretary (Principal Financial Officer and Accounting Officer)

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Exhibit Index

Exhibit Number	Description
99.1	Press release of Sigma Designs, Inc., dated as of June 3, 2004 entitled "Sigma Designs., Inc. Adopts Shareholder Rights Plan."
   *    Also provided in PDF format as a courtesy.

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